                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                              -------------------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)      May 28, 1996



                             MARK SOLUTIONS, INC.
            (Exact Name of Registrant as Specified in its Charter)


      Delaware                       0-17118                     112864481
(State or Other Jurisdiction       Commission                (IRS Employer
   Of Incorporation)               File Number)          Identification Number)



  Parkway Technical Center, 1515 Broad Street, Bloomfield, New Jersey  07003
             (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code    (201) 893-0500



- --------------------------------------------------------------------------------
(Former Name and Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT


             This amendment No. 2 to Current Report on Form 8-K amends Item 7 of the Form 8-K of Mark Solutions, Inc. ("Mark") dated May 28, 1996 to include the following Financial Statements and Pro Forma Information which was excluded from the original filing pursuant to Item 7(a)(4) of Form 8-K:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


    (a)    Financial Statements of Business Acquired

           1. Simis Medical Imaging Limited Audited Profit and Loss Account and Balance Sheet for the fiscal years ended December 31, 1995 and 1994;

           2. Simis Medical Imaging Limited Unaudited Profit and Loss Account and Balance Sheet for the period ended March 31, 1996

    (b)    Pro Forma Financial Information

           1.  Pro Forma Combined Balance Sheet at March 31, 1996

           2. Pro Forma Combined Statement of Operations for Nine Months Ended March 31, 1996 and Fiscal Year Ended June 30, 1995

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MARK SOLUTIONS, INC.


             July 3, 1996              By:    /s/ Carl Coppola
                                       President and Chief Executive Officer

                        SIMIS MEDICAL IMAGING LIMITED

                             FINANCIAL STATEMENT

                               31 DECEMBER 1995







                                 BAKER TILLY
                            CHARTERED ACCOUNTANTS
                               OLD SARUM HOUSE
                              49 PRINCES STREET
                                    YEOVIL
                              SOMERSET BA20 1 EG

SIMIS MEDICAL IMAGING LIMITED                                          PAGE 1

DIRECTORS AND OFFICERS

- --------------------------------------------------------------------------------


DIRECTORS

C P R Cummins
I A Baverstock

SECRETARY

Seymour MacIntyre Limited

REGISTERED OFFICE

Abbots Fee
Greenhill
SHERBORNE
Dorset
BA20 1EG

AUDITORS

Baker Tilly
Chartered Accountants
Old Sarum House
49 Princes Street
YEOVIL
Somerset
BA20 1EG

SIMIS MEDICAL IMAGING LIMITED                                           PAGE 2

DIRECTORS' REPORT
- --------------------------------------------------------------------------------


The directors submit their report and financial statements of Simis Medical Imaging Limited for the year ended 31 December 1995.

PRINCIPAL ACTIVITIES

The principal activity of the company during the year was computer software development and maintenance.

REVIEW OF THE BUSINESS

The business suffered a substantial loss in sales revenue during 1995, whilst the operating expenses remained relatively constant. The loss of revenue was attributable in the main to delays involved in changing the company's product lines from UNIX workstations to customer preferred Windows NT based platforms. Another major contributing factor was the lack of anticipated business from its overseas distributors. During 1995 strenuous efforts were taken to develop products on the newer platforms which at the end of the year was on target. During the latter part of 1995 the company underwent a major restructuring process in which several new employees were recruited to met the forecast demands of 1996. The company takes the view that it will recover all losses and return to profitability in 1996; this is backed by the high probability of the company being awarded a major contract to provide its latest PACS software in conjunction with an international manufacturer of computers; to supply substantial enhancements to one of its major reference sites and income will start to flow from its distributors.

RESULTS AND DIVIDENDS

The trading loss for the year after taxation was 124,674 Pounds. No dividend has been declared.

CHARITABLE CONTRIBUTIONS

During the year the company made charitable contributions totaling 5 Pounds.

DIRECTORS

The following directors have held office since 1 January 1995:

C P R Cummins
I A Baverstock

SIMIS MEDICAL IMAGING LIMITED                                          PAGE 3

DIRECTORS' REPORT
- --------------------------------------------------------------------------------

DIRECTORS' INTEREST IN SHARES AND DEBENTURES

Directors' interests in the shares of the company were as follows:

                                       Ordinary Shares of 1 Pound each
                                    31 December 1995     31 December 1994
                                    ----------------     ----------------
Mr. C. P. R.Cummins (Medical             450                     450
  Imaging Products & Services)

Mr. I. A. Baverstock                     113                     450


At 31 December 1994, 450 shares were held by Simis Limited, a company in which Mr. Baverstock was a director. These shares were subsequently transferred and Mr. Baverstock now holds 113 shares in his own name.

FIXED ASSETS

The significant changes in fixed assets during the year are explained in note 8 to the financial statements.

By order of the board


C.P.R. Cummins                         I. A. Baverstock
Director                               Director

SIMIS MEDICAL IMAGING LIMITED                                          PAGE 4

DIRECTORS' RESPONSIBILITIES IN THE PREPARATION OF
FINANCIAL STATEMENTS
for the year ended 31 December 1995
- --------------------------------------------------------------------------------


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for the period. In preparing those financial statements, the directors are required to:

a:    select suitable accounting policies and then apply them consistently;

b:    make judgements and estimates that are reasonable and prudent;

c: prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose at any time the financial position of the company and to enable them to ensure that the financial statements comply with the requirements of the Companies Act of 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS' REPORT TO THE MEMBERS OF SIMIS MEDICAL IMAGING
LIMITED

- --------------------------------------------------------------------------------

We have audited the financial statements on pages 6 to 13.

Respective responsibilities of directors and auditors.

As described on page 4 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of the information in the financial statements.

Fundamental uncertainty

These accounts have been prepared under the going concern accounting policy as stated on page 8. This is on the basis that the directors will continue to obtain sufficient finance to meet the company's liabilities. Our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31 December 1995 and of its loss for the year then ended and have been properly prepared in accordance with the provision of the Companies Act 1985.

BAKER TILLY

Registered Auditor
Chartered Accountants
Old Sarum House
49 Princes Street
YEOVIL
Somerset BA20 1ED

SIMIS MEDICAL IMAGING LIMITED                                           PAGE 6

PROFIT AND LOSS ACCOUNT
For the year ended 31 December 1995

- --------------------------------------------------------------------------------

                                     NOTES             1995            1994

TURNOVER                               1              365,253         604,448

Cost of Sales                                         255,464         291,640
                                                     --------         -------

Gross Profit                                          109,789         312,808

Other operating expenses (net)         2              272,519         281,852
                                                     --------         -------


OPERATING (LOSS)/PROFIT                              (162,730)         30,956

Investment Income                      3                2,213           3,074
                                                     --------         -------

                                                     (160,517)         34,030

Interest payable                       3                 (753)            (92)
                                                     --------         -------

(LOSS)/PROFIT ON ORDINARY
ACTIVITIES BEFORE TAXATION             4             (161,270)         33,938

Taxation                               6               36,596         (12,031)
                                                     --------         -------

RETAINED (LOSS)/PROFIT FOR
 THE   YEAR                           13  Pounds     (124,674)         21,907



No separate Statement of Total Recognised Gains and Losses has been presented as all such gains and losses have been dealt with in the Profit and Loss Account.

The loss for the year arises from the company's continuing operations.

SIMIS MEDICAL IMAGING LIMITED                                            PAGE 7

BALANCE SHEET
31 December 1995
- -------------------------------------------------------------------------------

                                    Notes            1995               1994

FIXED ASSETS

Tangible Assets                       8             31,893             52,538
                                                  --------            -------
CURRENT ASSETS

Stocks                                9              1,441             20,000
Debtors                              10            121,790            119,952
Cash in bank and in hand                             4,537             75,498
                                                  --------            -------
                                                   127,768            215,450
                                                  --------            -------
CREDITORS

Amounts falling due within one year  11           (148,448)          (132,101)
                                                  --------            -------

NET CURRENT ASSETS/(LIABILITIES)                   (20,680)            83,349
                                                  --------            -------

TOTAL ASSETS LESS CURRENT
LIABILITIES                            Pounds       11,213            135,887
                                                  --------            -------

CAPITAL AND RESERVES

Called up share capital              12                900                900
Profit and loss account              13             10,313            134,987
                                                  --------            -------
                                       Pounds       11,213            135,887
                                                  --------            -------

Approved by the board on 25th
 April 1996

C.P.R. Cummins - Director

I. A. Baverstock - Director

SIMIS MEDICAL IMAGING LIMITED                                            PAGE 8

ACCOUNTING POLICIES
Financial statements for the year ended 31 December 1995
- --------------------------------------------------------------------------------

BASIS OF ACCOUNTING

The financial statements have been prepared under the historical cost convention in accordance with applicable accounting standards.

GOING CONCERN

The financial statements have been prepared on a going concern basis as the directors have confirmed that they will continue to provide the company with financial support and will provide any additional support which the company may require in order to continue trading.

TANGIBLE FIXED ASSETS
Fixed assets are stated at historical cost.

Depreciation is provided on all tangible fixed assets other than freehold land at rates calculated to write each asset down to its estimated residual value evenly over its expected useful life, as follows:

Office equipment, fixtures and fittings        - 25% per annum on cost
Computer hardware                              - 25% per annum on cost
Computer software                              - 50% per annum on cost
Motor vehicles                                 - 25% per annum on cost



STOCKS AND WORK IN PROGRESS

Stocks and work in progress are valued at the lower of cost and net realizable value. Cost of finished goods and work in progress includes overheads appropriate to the stage of manufacture. Net realizable value is based upon estimated selling price less further costs expected to be incurred to completion and disposal. Provision is made for obsolete and slow-moving items.

Long term contracts are assessed on a contract by contract basis and reflected in the profit and loss account by recording turnover and related costs as contract activity progresses. Turnover is ascertained in a manner appropriate to the stage of completion of the contract and credit taken for profit earned to date when the outcome of the contract can be assessed with reasonable certainty.

DEFERRED TAXATION

Provision is made for taxation deferred or accelerated by the effect of timing differences, to the extent that it is probably that a liability will crystallize, at the rate expected to be ruling at that date.

TURNOVER

Turnover represents the invoiced value, net of Value Added Tax, of goods and services provided to customers.

SIMIS MEDICAL IMAGING LIMITED                                           PAGE 9

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 December 1995
- --------------------------------------------------------------------------------

                                                                                 1995                1994
1.  TURNOVER AND (LOSS)/PROFIT ON ORDINARY
     ACTIVITIES BEFORE TAXATION
     The company's turnover and profit before taxation
     were all derived from its principal activity. Sales were
     made in the following geographical markets:

     United Kingdom and Europe                                                  365,253           604,448
                                                                                -------           -------
                                                              Pounds            365,253           604,448
                                                                                -------           -------

2.  OTHER OPERATING EXPENSES (NET)

     Administration expenses                                                    273,234           281,852
     Other operating income                                                       (715)
                                                                                -------           -------

                                                              Pounds            272,519           281,852
                                                                                -------           -------

3.  INVESTMENT INCOME

     Other interest receivable                                Pounds              2,213             3,074
                                                                                -------           -------

      INTEREST PAYABLE

     On VAT assessment                                                              371                 -
     On Corporation tax assessment                                                  382                 -
     On PAYE assessment                                                               -                92
                                                                                -------           -------
                                                              Pounds                753                92
                                                                                -------           -------
4.  (LOSS)/PROFIT ON ORDINARY ACTIVITIES
     BEFORE TAXATION

     (Loss)/Profit on ordinary activities before
     taxation is stated after charging:
     Depreciation and amounts written off
     tangible fixed assets:
          Charge for the period
            owned assets                                      Pounds             41,108            35,824
          Loss on disposal                                                            -             2,820
          Auditors' remuneration                                                  1,200             1,200
                                                                                -------           -------

SIMIS MEDICAL IMAGING LIMITED                                           PAGE 10

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 December 1995
- --------------------------------------------------------------------------------

                                                                                 1995                1994
5.   EMPLOYEES

     The average weekly number of persons                                         No.               No.
     (including directors) employed by the
     company during the year was:                                                     8                 9

     Staff costs for the above persons:
     Wages and salaries                                                         140,901           153,404
     Social security costs                                                       13,992            14,813
                                                                                -------           -------
                                                              Pounds            154,893           168,217
                                                                                -------           -------


             The directors received remuneration from the company during the year of Pounds 2,750. (1994 Pounds Nil). See also note 16.

6.   TAXATION

     Based on the profit for the year:
     UK Corporation tax at 25% (1994 - 25%)
                                                              Pounds           (35,022)            11,889
     (Over)/under provided in earlier years                                     (1,574)               142
                                                                                -------           -------
                                                              Pounds           (36,596)            12,031
                                                                               -------            -------

7.   DIVIDENDS

     Final Paid                                               Pounds               -                  -
                                                                               -------            -------

SIMIS MEDICAL IMAGING LIMITED                                            PAGE 11

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 December 1995
- --------------------------------------------------------------------------------

8.  TANGIBLE FIXED ASSETS

                                                                                      OFFICE
                                                                                      EQUIPMENT
                                       MOTOR          COMPUTER        COMPUTER        FIXTURES &
                                       VEHICLES       HARDWARE        SOFTWARE        FITTINGS           TOTAL
     Cost:
     1 January 1995                 -----------        101,283          18,298         25,650             145,231
     Additions                      -----------         13,052           7,411       --------              20,463
                                    -----------        -------          ------       --------             -------
     31 December 1995               -----------        114,335          25,709         25,650             165,694
                                    -----------        -------          ------       --------             -------


     Depreciation:
     1 January 1995                 -----------         59,635          14,913         18,145              92,693
     Charge for year                -----------         27,664           7,091          6,353              41,108
                                    -----------        -------          ------       --------             -------


     31 December 1995               -----------         87,299          22,004         24,498             133,801

                                    -----------        -------          ------       --------             -------


     Net Book Value:
     31 December 1995               -----------         27,036           3,705          1,152              31,893
                                    -----------        -------          ------       --------             -------

     1 January 1995                 -----------         41,648           3,385          7,505             52,538
                                    -----------        -------          ------       --------             -------

SIMIS MEDICAL IMAGING LIMITED                                            PAGE 12

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 December 1995
- -------------------------------------------------------------------------------


                                                      1995               1994

9.   STOCKS

     Raw materials and consumables                    1,441             ------
     Work in progress                                ------             20,000
                                                  ---------          ---------

                             Pounds                   1,441             20,000
                                                  ---------          ---------

10. DEBTORS

     Due within one year:
     Trade debtors                                   69,736            106,984
     Other debtors                                   38,565              4,046
     Prepayments and accrued income                  13,489              8,922
                                                  ---------          ---------
                                  Pounds            121,790            119,952
                                                  ---------          ---------

11.  CREDITORS

     Amounts falling due within one year:
     Bank loans and overdrafts                       25,498          ---------
     Trade creditors                                 41,107             29,426
     Corporation tax                              ---------             11,889
     Other taxation and social security costs         5,015              4,391
     Balances due to related company                 14,776              9,715
     Balances due to related party                   28,875             20,897
     Accruals and deferred income                    33,177             55,783
                                                  ---------          ---------
                                  Pounds            148,448            132,101
                                                  ---------          ---------


Trade creditors are generally subject to retention of title clauses. The company's bankers hold a debenture over all assets.

SIMIS MEDICAL IMAGING LIMITED                                           PAGE 13
NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 December 1995
- --------------------------------------------------------------------------------

                                                                                 1995               1994
12.  SHARE CAPITAL

     Authorized:
     900 ordinary shares of Pounds 1 each                                           900                 900
                                                                              ---------            --------
     Allotted, issued and fully paid:
     900 ordinary shares of Pounds 1 each                                           900                 900
                                                                              ---------            --------
13.  PROFIT AND LOSS ACCOUNT

     1 January 1995                                                             134,987             113,080
     (Loss)/Profit for the year                                                (124,674)             21,907
                                                                              ---------            --------
     31 December 1995                                         Pounds             10,313             134,987

14.  RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

     (Loss)/Profit for the financial year                                      (124,674)             21,907
     Dividends                                                                      -                   -
                                                                              ---------            --------
     Net reduction/addition to shareholders' funds                             (124,674)             21,907

     Opening shareholders' funds                                                134,987             113,080
                                                                              ---------            --------
     Closing shareholders' funds                                                 10,313             134,987
                                                                              ---------            --------
15.  PENSION COMMITMENTS

     The company operated a defined contribution pension scheme whose assets are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company and amount to Pounds Nil in 1995 (1994 Pounds
     1,324).

16.  DIRECTORS' INTERESTS IN CONTRACTS

     The company incurred management charges of Pounds 44,320 in the year from SIMIS Limited, I A Baverstock is a director of both companies.


     The company incurred consultancy charges and expenses of Pounds 56,796 in the year from Medical Imaging Products and Services and Cummins
     Consultancy and Services Limited. C P R Cummins is a director of both
     Simis Medical Imaging Limited and Cummins Consultancy and Services Limited and a partner in Medical Imaging Products and Services which owns 50% of the share capital.


SIMIS MEDICAL IMAGING LIMITED                                           PAGE 14

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 December 1995

- --------------------------------------------------------------------------------

17.  CONTINGENT LIABILITIES

     The company has made sales of equipment during the year which are not covered by maintenance contracts. Should they require repair or replacement this cost would be borne by the company. The approximate cost would be Pounds 1,500.

18.  PURCHASE COMMITMENTS

     The company sponsors a Ph.D. student at Imperial College, London. There are outstanding future commitments in respect of this sponsorship of approximately Pounds 4,250 for the year ending 31 December 1996. In addition should the student remain a further year there will be a further liability in the year ending 31 December 1998.



SIMIS MEDICAL IMAGING LIMITED                                       SCHEDULE 1

DETAILED TRADING PROFIT AND LOSS ACCOUNT
For the year ended 31 December 1995
- --------------------------------------------------------------------------------


                                                                     1995                     1994
SALES
Imtran sale                                                        201,494                   462,597
Optical disc sales                                                  14,292                    29,411
Consultancy                                                         27,695                     4,218
Customer maintenance                                               108,552                   101,811
CPRC personal                                                       11,874                         -
Other sales                                                          1,346                         -
Other work done                                                          -                     6,340
Distribution and carriage                                                -                        71
                                                                ----------                 ---------
                                                                   365,253                   604,448
COST OF SALES
Opening stock                                                       20,000                     1,273
Imtran costs                                                        70,841                   104,571
Optical disc costs                                                   9,852                    27,240
Other cost of sales                                                    945                     2,838
Customer maintenance                                                   (80)                   15,939
Wages and salaries                                                 155,347                   159,779
                                                                ----------                 ---------
                                                                   256,905                   311,640
Closing stock                                                        1,441                    20,000
                                                                ----------                 ---------
                                                                   255,464                   291,640
                                                                ----------                 ---------
GROSS PROFIT                                 30.1%                 109,789       51.8%       312,808

SUNDRY TRADING INCOME
Other operating income                                                 715                         -
Deposit account interest                                             2,213                     3,074

                                                                     2,928                     3,074
                                                                ----------                 ---------
                                                                   112,717                   315,882

OVERHEADS PER SCHEDULE
Labor Costs                                                         77,845                    86,563
Establishment                                                       41,547                    34,126
Administrative and general                                         104,739                   117,158
Selling and distribution                                             5,952                     4,185
Financial                                                            2,043                     1,176
Depreciation                                                        41,108                    38,644
                                                                ----------                 ---------

                                                                   273,234                   281,852
                                                                ----------                 ---------
                                                                  (160,517)                   34,030
INTEREST PAYABLE                                                       753                        92
                                                                ----------                 ---------

(LOSS)/PROFIT FOR
 THE YEAR                                                Pounds   (161,270)         Pounds    33,938
                                                                ----------                 ---------

SIMIS MEDICAL IMAGING LIMITED                                       SCHEDULE 2

SCHEDULE OF OVERHEADS
For the year ended 31 December 1995
- --------------------------------------------------------------------------------

                                                                      1995                      1994

LABOR COSTS
Wages and national insurance                                        77,446                    86,563
Training                                                               339                         -
                                                                ----------                 ---------
                                                                    77,845                    86,563

ESTABLISHMENT
Rent                                                                20,827                    19,208
Rates and water                                                      7,198                     6,475
Repairs to property                                                    165                         -
Lighting and heating                                                 1,705                     1,462
Service charge                                                      11,652                     6,981
                                                                ----------                 ---------
                                                                    41,547                    34,126

ADMINISTRATIVE AND GENERAL
Repairs to plant                                                       608                    (1,841)
Motor vehicle expenses                                                   -                    13,098
Insurance                                                           (4,020)                    9,715
Printing,stationery and postage                                      8,128                    10,314
Telephone                                                           12,450                    16,299
Traveling expenses                                                  29,661                    30,604
Accountancy charges                                                  2,430                     4,275
Consultancy fees                                                    25,966                    26,042
Legal and professional fees                                         25,989                     3,420
Subscriptions and donations                                            915                     2,181
Cleaning                                                             1,837                     1,811
General expenses                                                       775                     1,240
                                                                ----------                 ---------
                                                                   104,739                   117,158

SELLING AND DISTRIBUTION
Sales promotion                                                      2,177                    (1,585)
Advertising                                                          2,622                     2,707
Entertaining                                                         1,098                     1,336
Bad debts                                                               55                     1,727
                                                                ----------                 ---------
                                                                     5,952                     4,185

FINANCIAL
Bank charges                                                         2,043                     1,176

                                                                ----------                 ---------
                                                                     2,043                     1,176

DEPRECIATION
Charged for the year                                                41,108                    35,824
Loss on sale of fixed assets                                             -                     2,820
                                                                ----------                 ---------
                                                                    41,108                    38,644
                                                                ----------                 ---------
TOTAL OVERHEAD
  EXPENSES                                             Pounds      273,234        Pounds     281,852


                        SIMIS MEDICAL IMAGING LIMITED

                             FINANCIAL STATEMENT

                                31 MARCH 1996

SIMIS MEDICAL IMAGING LIMITED

BALANCE SHEET
31 March 1996


                                                          31 March  1996
                                                   --------------------------
FIXED ASSETS
 Tangible Assets                                                       27,789

CURRENT ASSETS
 Stocks                                                                 1,441
 Debtors                                                              140,465
 Corporation Tax                                                       23,132
 Prepayments                                                            7,746
 Cash in bank and in hand                                              20,437
                                                                     --------
                                                   POUNDS             193,221
                                                                     --------

CREDITORS
 Amounts falling due within one year               POUNDS             174,815
                                                                     --------

NET CURRENT ASSETS/
 (LIABILITIES)                                     POUNDS              18,406
                                                                     --------

TOTAL ASSETS LESS CURRENT
 LIABILITIES                                       POUNDS              46,195
                                                                     --------

CAPITAL AND RESERVES
 Called up share capital                                                  900
 Profit and loss account                                               45,295
                                                                     --------
                                                   POUNDS              46,195
                                                                     --------

SIMIS MEDICAL IMAGING LIMITED

PROFIT AND LOSS ACCOUNT
For the Three Months Ended March 31, 1996


                                            Three Months Ended 31, March
                                     -----------------------------------------------
                                                         1996                 1995
                                                        -------             --------
TURNOVER
   Sales                             POUNDS             173,369              174,710
                                                        -------             --------

COSTS OF SALES
   Cost of Sales                                         20,151              122,122
                                                        -------             --------

GROSS PROFIT                         POUNDS             153,218               52,588

OTHER OPERATING EXPENSES
   Direct Expenses                                        6,160                  ---
   Overheads                                            112,076               68,308
                                                        -------             --------

OPERATING (LOSS)/PROFIT              POUNDS              34,982              (15,720)
                                                        -------             --------

OTHER INCOME (EXPENSES)                                     ---                  365
                                                        -------             --------

(LOSS)/PROFIT ON ORDINARY
 ACTIVITIES                                              34,982              (15,355)
                                                        -------             --------

TAXATION                                                  8,745                  ---
                                                        -------             --------

(LOSS)/PROFIT                        POUNDS              26,237               15,355
                                                        -------             --------

NOTES TO MARCH 31, 1996  FINANCIAL STATEMENT

Note 1- Financial Statement Presentation


     In the opinion of SMI management at March 31, 1996, the accompanying financial statements give a true and fair view of the state of affairs of SMI and of the profit or loss of SMI for the period.

     The accounting policies followed by SMI are set forth in the Notes to Financial Statements included in this Report for the fiscal years ended December 31, 1994 and 1995, and such notes are incorporated herein by reference.

     The results of operations for the interim period presented is not necessarily indicative of the results to be expected for the full fiscal year.

                              PRO FORMA COMBINED
                             FINANCIAL STATEMENTS

                    Mark Solutions, Inc. and Subsidiaries
                   Pro Forma Combined Financial Statements


The Registrant's March 31, 1996 unaudited pro forma combined financial statements give effect to the purchase of Simis Medical Imaging, Limited as set forth in Notes (1) and (2) to these financial statements, as if the transaction had occurred for balance sheet purposes on March 31, 1996 and, for purposes of the statement of operations, on July 1, 1995. These unaudited pro forma combined financial statements should be read in conjunction with the Registrant's consolidated financial statements and notes thereto. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Registrant's future results.


                       Pro Forma Combined Balance Sheet
                                March 31, 1996


                                                 Historical
                                  ------------------------------------          Pro Forma
                                  Mark Solutions, Inc.  Simis Medical     --------------------------
                                   and Subsidiaries    Imaging Limited     Adjustments      Combined
                                  -------------------  ---------------     -----------      ---------
Assets
  Cash and restricted cash             $    316,081    $     31,165              - - -   $    347,246
  Accounts receivable, net                  923,187         214,195              - - -      1,137,382
  Inventories                               285,014           2,197              - - -        287,211
  Other                                     352,037          47,086              - - -        399,123
                                       ------------    ------------      -------------   ------------
    Total Current Assets                  1,876,319         294,643              - - -      2,170,962
                                       ------------    ------------      -------------   ------------

Property and Equipment, Net                 256,887          42,375              - - -        299,262
                                       ------------    ------------      -------------   ------------

Other Assets:
  Costs in excess of net assets of
    businesses acquired, net                907,088           - - -(1)      1,179,558      2,086,646
  Other                                     105,134           - - -             - - -         105,134
                                       ------------    ------------      -------------   ------------
    Total Other Assets                    1,012,222           - - -          1,179,558      2,191,780
                                       ------------    ------------      -------------   ------------


Total Assets                           $  3,145,428    $    337,018      $   1,179,558   $  4,662,004
                                       ------------    ------------      -------------   ------------
                                       ------------    ------------      -------------   ------------

Liabilities and Stockholders' Equity

Current Liabilities:
  Accounts payable                     $  1,018,049    $    158,820              - - -   $  1,176,869
  Current liabilities                        61,339         107,756              - - -        169,095
                                       ------------    ------------      -------------   ------------
    Total Current Liabilities             1,079,388         266,576              - - -      1,345,964
                                       ------------    ------------      -------------   ------------

Other Liabilities:
  Long-term debt,
    excluding current maturities             54,802           - - -             - - -          54,802
                                       ------------    ------------      -------------   ------------
Stockholders' Equity:
  Common stock                              130,853           1,372(1)          (1,372)       132,492
                                                                                 1,639
  Additional paid in capital             22,393,191           - - -(1)       1,248,361     23,641,552
  Retained earnings (deficit)           (20,512,806)         69,070(1)         (69,070)   (20,512,806)
                                       ------------    ------------      -------------   ------------
    Total Stockholders' Equity            2,011,238          70,442          1,179,558      3,261,238
                                       ------------    ------------      -------------   ------------

Total Liabilities and
  Stockholders' Equity                 $  3,145,428    $    337,018      $   1,179,558   $  4,662,004
                                       ------------    ------------      -------------   ------------
                                       ------------    ------------      -------------   ------------

                    Mark Solutions, Inc. and Subsidiaries
                  Pro Forma Combined Statement of Operations
                   For the Nine Months Ended March 31, 1996



                                                 Historical
                                  ------------------------------------          Pro Forma
                                  Mark Solutions, Inc.  Simis Medical     --------------------------
                                   and Subsidiaries    Imaging Limited     Adjustments      Combined
                                  -------------------  ---------------     -----------      ---------
Revenues                                $  3,206,371    $    313,349      $       - - -   $  3,519,720
                                        ------------    ------------      -------------   ------------

Cost and Expenses:
    Cost of sales                          3,656,949          61,735              - - -      3,718,684
    Selling, general, and
      administrative expenses              2,807,949         396,809(2)         176,934      3,381,692
                                        ------------    ------------      -------------   ------------

        Total Costs and Expenses           6,464,898         458,544            176,934      7,100,376
                                        ------------    ------------      -------------   ------------

Operating (Loss)                          (3,258,527)       (145,195)          (176,934)    (3,580,656)

Other Income (Expenses)                      (48,178)          1,138              - - -        (47,040)
                                        ------------    ------------      -------------   ------------

(Loss) From Continuing Operations         (3,306,705)       (144,057)          (176,934)    (3,627,696)

Income Taxes (Benefit)                         - - -         (57,060)             - - -        (57,060)
                                        ------------    ------------      -------------   ------------

(Loss) Before Discontinued Operations     (3,306,705)        (86,997)          (176,934)    (3,570,636)

(Loss) From Discontinued Operations         (104,503)          - - -              - - -       (104,503)
                                        ------------    ------------      -------------   ------------

Net (Loss)                              $ (3,411,208)   $    (86,997)     $    (176,934)  $ (3,675,139)
                                        ------------    ------------      -------------   ------------
                                        ------------    ------------      -------------   ------------

(Loss) per Share                              ($0.27)   $      - - -      $       - - -         ($0.29)
                                        ------------    ------------      -------------   ------------
                                        ------------    ------------      -------------   ------------

Weighted Average Number of Shares
    Outstanding                           12,500,250           - - -              - - -     12,664,184
                                        ------------    ------------      -------------   ------------
                                        ------------    ------------      -------------   ------------

Notes:

    (1) The unaudited pro forma combined balance sheet as of March 31, 1996 gives the effect to the purchase of Simis Medical Imaging, Limited, which was acquired on May 28, 1996 as though such acquisition had taken place on March 31, 1996. The unaudited combined statement of operations gives effect to the purchase of Simis Medical Imaging, Limited as though such acquisition had taken place on July 1, 1995.

    (2) Reflects the amortization of Costs in excess of net assets of business acquired with a five year amortization period.

                        Mark Solutions, Inc. and Subsidiaries
                       Pro Forma Combined Financial Statements


The Registrant's June 30, 1995 unaudited pro forma combined financial statement gives effect to the purchase of Simis Medical Imaging, Limited as set forth in Notes (1) and (2) to these financial statements, as if the transaction had occurred for statement of income purposes on July 1, 1994. This unaudited pro forma combined statement of operations should be read in conjunction with the Registrant's consolidated financial statements and notes thereto. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Registrant's future results.

                  Pro Forma Combined Statement of Operations
                       For the Year Ended June 30, 1995


                                                 Historical
                                  ------------------------------------          Pro Forma
                                  Mark Solutions, Inc.  Simis Medical     --------------------------
                                   and Subsidiaries    Imaging Limited     Adjustments      Combined
                                  -------------------  ---------------     -----------      ---------
Revenues                                $  5,997,165    $    934,202      $       - - -   $  6,931,367
                                        ------------    ------------      -------------   ------------

Cost and Expenses:
    Cost of sales                          5,851,503         564,529             - - -       6,416,032
    Selling, general, and
      administrative expenses              3,872,392         432,187(2)         235,912      4,540,491
    Adjustment of net assets of
      business acquired                    1,100,000           - - -              - - -      1,100,000
                                        ------------    ------------      -------------   ------------
        Total Costs and Expenses          10,823,895         996,716            235,912     12,056,523
                                        ------------    ------------      -------------   ------------

Operating (Loss)                          (4,826,730)        (62,514)          (235,912)    (5,125,156)

Other Income (Expenses)                      (85,905)          3,463              - - -        (82,442)
                                        ------------    ------------      -------------   ------------

(Loss) From Continuing Operations         (4,912,635)        (59,051)          (235,912)    (5,207,598)

Income Taxes (Benefit)                         - - -         (19,152)             - - -        (19,152)
                                        ------------    ------------      -------------   ------------

(Loss) Before Discontinued Operations     (4,912,635)        (39,899)          (235,912)     (5,188,446)

(Loss) From Discontinued Operations         (277,438)          - - -              - - -       (277,438)
                                        ------------    ------------      -------------   ------------

Net (Loss)                              $ (5,190,073)   $    (39,899)     $    (235,912)  $ (5,465,884)
                                        ------------    ------------      -------------   ------------
                                        ------------    ------------      -------------   ------------

(Loss) per Share                              ($0.48)   $      - - -      $       - - -         ($0.50)
                                        ------------    ------------      -------------   ------------
                                        ------------    ------------      -------------   ------------


Weighted Average Number of Shares
    Outstanding                           10,726,204           - - -              - - -     10,890,138
                                        ------------    ------------      -------------   ------------
                                        ------------    ------------      -------------   ------------

Notes:

    (1) The unaudited pro forma combined statement of operations as of June 30, 1995 gives effect to the purchase of Simis Medical Imaging, Limited, which was acquired on May 28, 1996 as though such acquisition had taken place on July 1, 1994.

    (2) Reflects the amortization of Costs in excess of net assets of business acquired with a five year amortization period.